SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2010

Palomar Medical Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdic- tion of incorporation)	0-22340 (Commission File Number)	04-3128178 (IRS Employer Identification Number)

15 Network Drive, Burlington, Massachusetts 01803 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code (781) 993-2300

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

    On December 9, 2010, Palomar Medical Technologies, Inc. (the “Company”), a Delaware corporation, The Procter & Gamble Company (NYSE: PG), and its wholly-owned subsidiary, The Gillette Company entered into an Amendment to the License Agreement dated February 29, 2008. The Company’s press release announcing this amendment is entitled “Palomar and P&G Amend License Agreement to Support Successful Product Launch” and is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The description above is qualified in its entirety by reference to the Amendment to the License Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1* and the License Agreement, a copy of which is attached as Exhibit 10.1* to a Current Report on Form 8-K filed March 3, 2008, both of which are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS (c) Exhibits

Number	Title

10.1*	Amendment #1 to License Agreement, Dated December 9, 2010, between Palomar Medical Technologies, Inc., The Procter & Gamble Company and The Gillette Company.

99.1	Press Release issued by Palomar Medical Technologies, Inc. on December 9, 2010

*Filed under application for confidential treatment.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.

By: /s/ Joseph P. Caruso —————————————— Chief Executive Officer and President

Date: December 9, 2010

EXHIBIT INDEX

Number	Title

10.1*	Amendment #1 to License Agreement, Dated December 9, 2010, between Palomar Medical Technologies, Inc., The Procter & Gamble Company and The Gillette Company.

99.1	Press Release issued by Palomar Medical Technologies, Inc. on December 9, 2010

*Filed under application for confidential treatment.